UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 17, 2025, Fluence Energy, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on January 17, 2025, the record date for the Annual Meeting, there were 130,039,205 shares of the Company’s Class A common stock outstanding, 51,499,195 shares of the Company’s Class B common stock outstanding, and no shares of the Company’s Class B-2 common stock outstanding (collectively “the Common Stock”). Each share of the Company’s Class A common stock is entitled to one vote per share, and each share of the Company’s Class B-1 common stock is entitled to five votes per share. Accordingly, as of the record date, there were a total of 387,535,180 votes available to be cast. At the Annual Meeting, the holders of 370,220,136 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 24, 2025 (the "Proxy Statement").

Proposal 1 — Election of Directors

The Company's stockholders elected the twelve director nominees to serve on the Company's Board of Directors (the "Board") for a one year term expiring on the date of our annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified, by the votes indicated below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cynthia Arnold	359,136,635	1,948,303	9,135,198
Herman Bulls	347,308,955	13,775,983	9,135,198
Ricardo Falu	346,075,204	15,009,734	9,135,198
Elizabeth Fessenden	357,281,074	3,803,864	9,135,198
Harald von Heynitz	346,640,149	14,444,789	9,135,198
Barbara Humpton	345,390,001	15,694,937	9,135,198
Peter Chi-Shun Luk	346,098,229	14,986,709	9,135,198
Axel Meier	342,887,668	18,197,270	9,135,198
Letitia ("Tish") Mendoza	345,457,922	15,627,016	9,135,198
Julian Nebreda	348,527,158	12,557,780	9,135,198
John Christopher ("Chris") Shelton	346,080,585	15,004,353	9,135,198
Simon James Smith	346,078,464	15,006,474	9,135,198

Proposal 2 — Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
369,482,945	338,301	398,890	—

Proposal 3 - Advisory Vote on the Compensation of Named Executive Officers

The stockholders approved a resolution, through a non-binding advisory vote, to approve the compensation of the Company's named executive officers as described in the Company's Proxy Statement as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
353,338,599	7,432,036	314,303	9,135,198

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: March 20, 2025	By:	/s/ Ahmed Pasha
Ahmed Pasha
Senior Vice President and Chief Financial Officer